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www.stockcarstocks.com

Invest in the companies that invest in your sport (SM)

ANNUAL REPORT
September 30, 1999

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From left to right: Kim Torrence-Fund Secretary, John Allen-Fund
President, Bob Carter-Portfolio Manager


Dear StockCar Stocks Shareholders,

We are proud to deliver the first annual report of StockCar Stocks Mutual Fund to our shareholders. During the past year, the business of NASCAR has been nearly as exciting as some of the racing on the track. Listed below is a summary of many of the major events that occurred in the Fund and in the sport over the past year.

Track Owners

Probably the most exciting business news of the 1999 NASCAR season was the merger of International Speedway Corporation with Penske Motorsports. The merger brought together two of the most influential people in motorsports, Bill France and Roger Penske. The merger created a motorsports powerhouse with track holdings including Daytona, California, Michigan and Talladega. The merger also creates a company with the financial muscle to continue to develop and modernize Darlington and Rockingham. In fact, the Board of Directors of International Speedway Corporation granted permission to Darlington to explore the option of adding lights to the 50 year-old facility. Bruton Smith's Speedway Motorsports also expanded its footprint with the December acquisition of Las Vegas Motor Speedway. Speedway Motorsports gained headlines with its continuing expansion of Bristol Motor Speedway, where an additional 10,000 seats are to be added before next year's race. As well, in an industry "first", the company announced the sale of the "naming rights" to Charlotte Motor Speedway to Lowe's Corporation. The deal, worth $35 million to the company over a 10-year period, will be used in part to expand the speedway's capacity from its present 165,000 seats to 255,000 by 2005.

With all this exciting news, it is not surprising that International Speedway Corporation and Speedway Motorsports were two of the best-performing stocks in the Fund. When the Fund was launched last October, we began acquiring shares of International Speedway Corporation at $28 a share, and as this letter is being written, the stock is currently trading in the low $50s. Speedway Motorsports has seen its stock rise from $18 a share last October, to the mid-$40s. As you will see in the Fund financials, the additional shares received in the Penske merger have made International Speedway Corporation the Fund's largest holding, and Speedway Motorsports is the third-largest holding.

NASCAR Sponsors

The 1999 season has also been a watershed year for the embracing of NASCAR racing by corporate America. With NASCAR racing criss-crossing America from California to Miami, and from Phoenix to New Hampshire, the cost of running a NASCAR team has sky-rocketed. While solid numbers are confidential, industry sources put the cost of fielding a top team at $10 million a year-and rising. Fortunately, corporate America has been more-than-willing to pick up the bill, as NASCAR racing has become the fastest-growing sport in America. With new sponsors, new stars are also being created. The Home Depot is a perfect example of a rookie NASCAR sponsor which has helped back rookie-sensation driver Tony Stewart. It is safe to say that Home Depot has received plenty of exposure for its marketing dollars. In fact, Dick Sullivan, The Home Depot's Senior Vice President of Marketing, was quoted in a recent Fortune magazine article saying, "I don't call NASCAR racing just a sport anymore, I call it a marketing machine". Home Depot has also been a stand-out stock for the Fund.

Other strong performers in the Fund include Ford and General Motors, which both had solid years, with record-breaking truck and sport-utility-vehicle sales. The Big Two learned recently that Dodge will return to NASCAR Winston Cup competition. Not to be outdone, both Ford and GM will launch new race cars next year, with updated Taurus and Monte Carlo models making their debut at the 2000 Daytona 500.

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Long-time NASCAR sponsors and Fund holdings, McDonald's Corporation and
Procter & Gamble (using its Tide detergent brand), made headlines this year with highly-publicized team changes. Tide announced that it will leave Ricky Rudd following the 1999 season, and McDonald's will end its relationship with Bill Elliott after next year. Not surprisingly, neither decision was well-received by the drivers or their loyal fans. However, the decisions serve as a reminder to the drivers and teams that, for their $6-10 million yearly investment, sponsors demand both on-track and off-track results.

NASCAR sponsors including Caterpillar, Texaco, Mobil, Lowe's, Deere & Co. and duPont all continued to deliver strong financial results and stock price performance in 1999. Each is a Fund holding. Some sponsors including Coca-Cola, AT&T, Mattel and Sears disappointed investors in 1999, and negatively affected the performance of the Fund. However, these are strong companies with great brands and we believe that, over the long-term, they represent a great asset to the Fund.

NASCAR Television Broadcasters

While the off-season in NASCAR racing is full of Silly Season changes among drivers and teams, the biggest news heading into the 2000 season concerns where fans will watch future races. NASCAR is currently negotiating a new television package which should be a win-win situation. First, the new television package will further elevate racing's profile versus other major sports -- pro basketball, baseball and football. NASCAR fans will win with more in-depth coverage of their sport.

Financially, NASCAR track owners gain, as 65% of all TV dollars will flow to their bottom-lines. Race teams will also win, with 25% of TV revenues allocated for the race purse. Therefore, teams finishing near the back of the field will come away with more money each week, which may give them the resources to better-compete in the future. With more races being broadcast on networks such as CBS, NBC or ABC, as opposed to their cable subsidiaries, corporate sponsors should also win as they reach larger audiences. Finally,10% of the television dollars flow to Nascar's home office in Daytona. This should make it stronger-financially, and allow it to continue dedicating the resources necessary to ensure that the sport continues its spectacular growth.

StockCar Stocks Index Fund currently holds Walt Disney (parent of ABC and ESPN), CBS Corp. (CBS owns cable channel TNN), Time Warner (parent of cable channel TBS) and General Electric Company (parent of network broadcaster NBC). Overall, these companies have also been strong performers in the Fund over the past year.

NASCAR Merchandisers

Merchandisers, including Action Performance and Racing Champions, are also positioning themselves for continued growth in NASCAR racing. Total sales of NASCAR merchandise in 1990 were only $60 million annually, and today that number is around $1 billion. Action Performance has benefited as the major producer of Dale Earnhardt and Jeff Gordon merchandise. It is well-situated as it also has Dale Jarrett, current 1999 Winston Cup points leader, under contract. Should Jarrett win the championship, he should surely join Earnhardt and Gordon as a top-merchandising driver. The year 2000 brings Dale Earnhardt, Jr. to the Winston Cup series, and he has signed-on with Action Performance. Besides being a force on the track, he should also be a popular driver in track-side sales of t-shirts, hats, die-cast cars. Both Action Performance and Racing Champions are investing heavily in building distribution beyond traditional track-side and catalogue sales. Wal-Mart and K-Mart have become new distribution allies for these companies. Perhaps even more exciting, NASCAR merchandisers are looking to the internet and e-commerce as major retail strategies of the future. While 1999 stock performance of Action Performance and Racing Champions has been negatively-affected by the enormous time, money and resources they have dedicated to building these new distribution outlets, these efforts position the companies for further growth as NASCAR heads toward the 21st century.

StockCar Stocks Performance Update

StockCar Stocks Index Fund currently invests in 59 companies that sponsor or derive revenues from NASCAR Winston Cup Series racing. Thus, Fund results will be dependent upon the performance of the companies we have previously described. While the Fund's overall gain in its first year was 19%, your individual performance as a shareholder is most dependent on when you actually purchased your shares. When the Fund was launched in October 1998, financial markets were already down 25%, the result of significant losses in many international stock markets, and the shock from the collapse of several prominent Wall Street hedge funds. In this environment, the Fund began buying stocks that were well-down from their all-time highs, and benefited from a rebound in stock market performance after the Federal Reserve reduced interest rates three times last fall in response to these financial crises.

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The first nine-months of 1999 saw continued strength in the U.S.
economy, and record corporate earnings for many companies in the Fund. From inception, the Fund was up over 35% last spring before the Federal Reserve reversed course. In an effort to rein-in the economy, Chairman Alan Greenspan announced an interest rate hike in the spring, and another increase this summer. Not surprisingly, the Dow Jones Industrial Average (which had made history by passing the 10,000 level as well as 11,000) and the Standard & Poor 500 Stock Index as well, reacted by retreating from their peaks. As many companies in the Dow Jones Industrial Average, and the S&P 500, are also holdings in StockCar Stocks, the Fund saw a similar performance decline over the summer.

As we moved toward the cooler weather of Fall, the stock market has recovered somewhat. However, markets may be cautious heading into the New Year. While there has been substantial concern about Y2K issues, corporate America has invested millions of dollars to update computer systems and programs. Similarly, StockCar Stocks has also updated its systems to be Year 2000 compliant. No action is required by you as your account has been automatically updated with this new system. Financial markets are often affected, as well, in Presidential election years, and it would not be surprising to see this pattern repeat itself.

NASCAR Racing in the 21st Century

In 1998, NASCAR celebrated its first 50 years of racing. The truly-amazing part is how much of racing's growth has occurred just in the 1990s. NASCAR races have been added in Miami, California, Texas, Indianapolis and New Hampshire. In the next few years, new races may be added in Kansas City, New York City, Denver and Chicago. Attendance at NASCAR races has grown 65% in the 1990s, to over 10 million fans. Television ratings have more-than doubled. What has helped finance this spectacular growth? Surprisingly, the answer is Wall Street. When Bill France took International Speedway Corporation public, and Bruton Smith did the same with Speedway Motorsports, Wall Street served as a medium for them to raise the millions of dollars required to finance this growth. In exchange, Wall Street received an ownership stake in the companies. Similarly, you as a StockCar Stocks shareholder are truly "Investing in the companies that invest in your sport". In return for your investment in StockCar Stocks Index Fund, you receive an ownership stake in companies involved in NASCAR racing and participate in their growth. As we have often-said, we encourage you to take a long-term view of your investment. All businesses experience times of spectacular growth, slow growth, or no-growth. Even NASCAR racing may hit a few speed bumps in the future. However, over the longer-term, American business has thrived beyond that of any other economy in the world, based on this Wall Street business model.

We at StockCar Stocks thank you for being shareholders in the Fund, and for committing yourself to the long-term growth opportunities afforded by the companies we collectively own. In February, NASCAR will launch a new promotion called "NASCAR 2000", which will focus on the future of the sport. As a StockCar Stocks shareholder, you will be more than just a spectator at the "NASCAR 2000" promotion, but a participant in its future, as well. We also believe that you will be rewarded for your foresight, as the sponsors of Winston Cup racing are many of the same companies that will help shape our economy in the year 2000 and beyond.

Sincerely,

/S/ John P. Allen II

John P. Allen, II
President
StockCar Stocks Mutual Fund, Inc.

Please call 1.87.RACE.FUND or visit our website at www.stockcarstocks.com for a free prospectus, which includes information on all fees and expenses. Read the prospectus carefully before investing or sending money. There are special risks associated with investing in an index fund. StockCar Stocks Index Fund is composed of only 59 companies, there is potential company turnover, possible addition to the index of companies which may not have a long operating history, and the risks inherent in the stock car auto racing industry. These factors may affect the value of your investment. Total return and principal value will vary so those shares when redeemed, may be worth more or less than their original value. Past performance is no guarantee of future results. The Fund offers multiple classes of shares for which performance will differ. StockCar Stocks Index Fund Direct Shares were launched October 1, 1998. StockCar Stocks Advisor Share were launched August 2, 1999. The Fund is distributed by Declaration Distributors, Inc., Conshohocken, PA. NASCAR is a registered trademark of the National Association of Stock Car Auto Racing.


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PERFORMANCE UPDATE -- $10,000 INVESTMENT
For the period from October 1, 1998 to September 30, 1999
------------------------------------------------------------------------

StockCar Stocks offers Nascar fans a variety of methods for investing in the Fund. While the underlying companies owned by the Fund are the same, we have recently welcomed investors who prefer to use an Investment Professional with the launch of the Advisor shares. Investors who prefer to make their own investment decisions are now shareholders of the Direct shares. We have produced separate performance graphs for the Direct and Advisor shares. However, the financial statement of fund holdings is the same for both share classes.

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            No Load Class     RCE Index
10/1/98        $10,000         $10,000
10/31/98       $11,180         $11,294
11/30/98       $11,813         $11,971
12/31/98       $12,187         $12,285
1/31/99        $12,327         $12,479
2/28/99        $12,033         $12,169
3/31/99        $12,400         $12,512
4/30/99        $12,953         $13,082
5/31/99        $12,960         $12,512
6/30/99        $12,987         $13,012
7/31/99        $12,707         $12,740
8/31/99        $12,193         $12,185
9/30/99        $11,893         $11,856

             Advisor Class
8/2/99          $9,600
8/31/99         $9,220
9/30/99         $9,220

                                 Commencement of operations
Annualized Total Return               through 9/30/99
                          ------------------------------------------
                          with sales charge     without sales charge
No Load Class                     --                   18.93%
Advisor Class                 (10.07)%                 (6.32)%


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SCHEDULE OF INVESTMENTS                               September 30, 1999
------------------------------------------------------------------------

                                          Number of          Market
                                           Shares             Value
                                       --------------     --------------
COMMON STOCK -- 96.32%

Agricultural -- 3.18%
Philip Morris Co., Inc. (Miller Lite)        1,650               $56,409
R.J. Reynolds Tobacco Holdings, Inc.           925                24,975
UST, Inc. (Skoal)                            2,425                73,205
                                                          --------------
                                                                 154,589
                                                          --------------
Automobile Manufacturers -- 3.11%
Ford Motor Co.                               1,475                74,027
General Motors Corp.                         1,225                77,098
                                                          --------------
                                                                 151,125
                                                          --------------
Automobile Parts & Equipment -- 3.41%
Delphi Automotive Systems Corp.                825                13,252
Exide Corp.                                  5,000                47,812
Federal Mogul Corp.                          1,300                35,831
Genuine Parts Co. (NAPA)                     2,600                69,062
                                                          --------------
                                                                 165,957
                                                          --------------
Broadcasting -- 5.86%
CBS Corp.*                                   2,660               123,025
Comcast Corp. (Primestar)                      715                28,511
Cox Communications, Inc.* (Primestar)          610                25,468
Media One Group, Inc.* (Primestar)             400                27,325
Time Warner, Inc. (TBS, Cartoon Network)     1,325                80,494
                                                          --------------
                                                                 284,823
                                                          --------------
Chemicals -- 1.97%
DuPont de Nemours & Co.                      1,575                95,878
                                                          --------------
Diversified Conglomerates -- 2.81%
General Electric Co. (NBC)                     825                97,814
The Seagram Co. Ltd.                           850                38,675
                                                          --------------
                                                                 136,489
                                                          --------------
Electronic Equipment -- 2.44%
Koninklijke Philips Electronics ADR          1,175               118,675
                                                          --------------
Entertainment & Leisure -- 15.75%
Action Performance*                          2,250                47,391
Dover Downs Entertainment, Inc.              7,300               101,287
International Speedway Corp. CL A            5,600               294,368
Mattel, Inc.                                 3,900                74,100
Racing Champions Corp.*                      6,900                39,244
Speedway Motorsports, Inc.*                  3,075               133,186
The Walt Disney Co. (ESPN, ABC)              2,925                75,684
                                                          --------------
                                                                 765,260
                                                          --------------
Financial Services -- 5.39%
Amex S&P Depository                            300                38,522
Associates First Capital Corp.               1,475                53,100
MBNA Corp.                                   3,500                79,844
Paychex, Inc.                                2,650                90,431
                                                          --------------
                                                                 261,897
                                                          --------------
Food & Beverage -- 14.52%
Adolph Coors Co.                             1,575                85,247
Anheuser-Busch Companies, Inc.               1,325                92,833
Coca-Cola Co.                                1,300                62,481
General Mills, Inc. (Cheerios)               1,135                92,077
Kellogg Co.                                  2,625                98,273
Nabisco Group Holdings Corp. (Winston)       2,925                43,875
PepsiCo, Inc.                                2,125                64,281
Quaker Oats Co. (Gatorade)                   1,500                92,813
Sara Lee Corp. (Bryan Foods, Jimmy Dean)     3,150                73,828
                                                          --------------
                                                                 705,708
                                                          --------------
Machinery, General Industrial -- 4.29%
Caterpillar, Inc.                            1,900               104,144
Deere & Co.                                  2,700               104,456
                                                          --------------
                                                                 208,600
                                                          --------------
Oil & Gas -- 8.73%
Ashland, Inc. (Valvoline)                    1,775                59,684
Mobil Corp.                                    950                95,713
Pennzoil - Quaker State Co.                  5,950                75,119
Texaco Inc.                                  1,700               107,312
Tosco Corp. (Unocal 76)                      3,425                86,481
Tosco Corp. rights exp. 12/6/08*               325                    --
                                                          --------------
                                                                 424,309
                                                          --------------
Personal & Household Products -- 4.40%
Block Drug, Inc. (Goody's Headache Powder)   2,000                71,875
Procter & Gamble Co. (Tide)                    900                84,375
The Clorox Co. (STP)                         1,500                57,375
                                                          --------------
                                                                 213,625
                                                          --------------
Photography Equipment -- 1.94%
Eastman Kodak Co.                            1,250                94,297
                                                          --------------
Restaurant - Retail -- 3.23%
CBRL Group, Inc. (Craker Barrel)             3,750                58,125
McDonald's Corp.                             2,300                98,900
                                                          --------------
                                                                 157,025
                                                          --------------
Retail Stores -- 6.32%
Home Depot, (The) Inc.                       1,435                98,477
K-Mart Corp.*                                5,400                63,113
Lowe's Cos., Inc.                            1,700                82,875
Sears, Roebuck & Co. (Die Hard)              2,000                62,750
                                                          --------------
                                                                 307,215
                                                          --------------
Telecommunications -- 5.59%
American Telephone & Telegraph Co.           1,200                52,200
BellSouth Corp.                              1,800                81,000
Global Crossing Ltd.                         5,227               138,516
                                                          --------------
                                                                 271,716
                                                          --------------
Tire & Rubber -- 1.66%
Goodyear Tire & Rubber                       1,675                80,609
                                                          --------------
Utilities -- 1.72%
Peco Energy Co. (Power Team)                 2,225                83,438
                                                          --------------
TOTAL COMMON STOCK (Cost $4,915,212)                           4,681,235
                                                          --------------

MISCELLANEOUS ASSETS -- 3.28%
Evergreen Money Market Trust  CL Y (Cost $159,420)               159,420
                                                          --------------
TOTAL INVESTMENTS (Cost $5,074,632) -- 99.60%                  4,840,655

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.40%                    19,331
                                                          --------------
NET ASSETS -- 100.00%                                         $4,859,986
                                                          ==============
* Non-income producing investment.

ADR - American Depository Receipt

See notes to financial statements.



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STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999
---------------------------------------------------------------------------
Assets:
Investments, at market (identified cost $5,074,632) (Note 1)     $4,840,655
Cash                                                                 22,360
Receivables:
Dividends and interest                                                7,543
Due from advisor                                                      8,312
Fund shares sold                                                      2,800
                                                               ------------
Total assets                                                      4,881,670
                                                               ------------
Liabilities:
Payables:
Payable for fund shares redeemed                                        493
Payable for investment securities purchased                          19,010
Distibution fees payable                                              1,019
Other liabilities                                                     1,162
                                                               ------------
Total liabilities                                                    21,684
                                                               ------------
Net Assets                                                       $4,859,986
                                                               ============
Net Assets consist of:
Common stock                                                            $28
Paid-in capital                                                   5,067,612
Undistributed net investment income                                   6,551
Accumulated realized gain on investments                             19,772
Net unrealized loss on investments                                (233,977)
                                                               ------------
Total Net Assets                                                 $4,859,986
                                                               ============
Advisor class shares:
Net Assets (Unlimited shares of $0.0001 par value
authorized; 15,409 shares outstanding) (Note 2)                    $207,880
Net Asset Value and redemption price per share                       $13.49
                                                               ============
Offering price per share ($13.49 (divided by) .9600)                 $14.05
                                                               ============
No-load class shares:
Net Assets (Unlimited shares of $0.0001 par value
authorized; 260,778 shares outstanding) (Note 2)                 $4,652,106
Net Asset Value, offering and redemption price per share             $17.84
                                                               ============

See notes to financial statements.




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STATEMENT OF OPERATIONS
For the Year Ended September 30, 1999*
---------------------------------------------------------------------------
Investment Income:
Interest                                                             $3,412
Dividends                                                            35,848
                                                               ------------
Total investment income                                              39,260
                                                               ------------
Expenses:
Investment advisory fees                                             11,599
Administration fee                                                   18,821
12b-1 fees--Advisor class                                                62
12b-1 fees--No-load class                                             2,227
                                                               ------------
Total expenses                                                       32,709
                                                               ------------
Net investment income                                                 6,551
                                                               ------------
Realized gain/(loss) on investments:
Net realized gain on investments                                     19,772
Net change in unrealized depreciation on investments              (233,977)
                                                               ------------
                                                                  (214,205)
                                                               ------------
Net decrease in net assets resulting from operations             $(207,654)
                                                               ============

* StockCar Stocks Index Fund commenced operations on October 1, 1998.

See notes to financial statements.




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STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended September 30, 1999*
---------------------------------------------------------------------------
Increase in Net Assets

Operations:
Net investment income                                                $6,551
Net realized gain on investments                                     19,772
Net change in unrealized depreciation on investments               (233,977)
                                                               ------------
Net decrease in net assets resulting from operations               (207,654)
                                                               ------------
Increase in net assets derived from capital share
transactions (Note 2)                                             4,967,640
                                                               ------------
Increase in net assets                                            4,759,986
Net Assets:
Beginning of year                                                   100,000
                                                               ------------
End of year**                                                    $4,859,986
                                                               ============

 * StockCar Stocks Index Fund commenced operations on October 1, 1998.

** Including undistributed net investment income of $6,551.

See notes to financial statements.




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FINANCIAL HIGHLIGHTS
Per Share Data (For a Share Outstanding from October 1, 1998 through September 30, 1999)
----------------------------------------------------------------------------------------
                                             For the Year          For the Period
                                                 Ended                  Ended
                                          September 30, 1999     September 30, 1999*
                                             No-load Class           Advisor Class
                                             --------------         --------------
Net Asset Value, Beginning of Period                 $15.00                 $14.40
                                             --------------         --------------
Investment Operations:
Net investment income                                  0.02                   0.01
Net realized and unrealized gain/(loss)
on investments                                         2.82                  (0.92)
                                             --------------         --------------
Total from investment operations                       2.84                  (0.91)
                                             --------------         --------------
Net Asset Value, End of Period                       $17.84                 $13.49
                                             ==============         ==============
Total Return                                          18.93%                 (6.32)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)                 $4,652                   $208
Ratio of expenses to average net assets                1.41%                  1.41%(1)
Ratio of net investment income (loss)
to average net assets:                                 0.28%                  0.63%(1)
Portfolio turnover rate                                6.60%                  6.60%

1 Annualized

* The StockCar Stocks Index Fund Advisor class shares commenced operations on
August 2, 1999.

See notes to financial statements.



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NOTES TO THE FINANCIAL STATEMENTS
September 30, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
StockCar Stocks Mutual Fund, Inc. (the "Company") was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the "Fund"). The Company is registered as an, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Company is registered to offer two classes of shares, Advisor class and No-load class. The Fund's investment strategy is to emphasize growth of capital and current income. The Fund became effective with the SEC on September 18, 1998 and commenced operations on October 1, 1998.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by StockCar Stocks Advisors, LLC (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation-Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes-No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders-Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO THE FINANCIAL STATEMENTS
September 30, 1999 (Continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(continued)
e) Other-Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund for the Advisor class of shares for the period ended September 30, 1999 were as follows:

                                               Shares          Amount
Sold                                             15,842        $224,193
Redeemed                                           (433)         (6,058)
                                             ----------      ----------
Net Increase                                     15,409        $218,135
                                             ==========      ==========

Transactions in shares of the Fund for the No-load class of shares for the year ended September 30, 1999 were as follows:

                                               Shares          Amount
Sold                                            270,133      $5,025,170
Redeemed                                        (16,022)       (275,665)
                                             ----------      ----------
Net Increase                                    254,111      $4,749,505
                                             ==========      ==========

3. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended September 30, 1999, were as follows:

Purchases          $5,044,321
Sales                 145,535

At September 30, 1999, net unrealized depreciation of investments for tax purposes was as follows:

Appreciation                                          $215,138
Depreciation                                          (449,115)
                                                    ----------
Net depreciation on investments                      $(233,977)
                                                    ==========

At September 30, 1999, the cost of investments for federal income tax purposes was $5,074,632.

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NOTES TO THE FINANCIAL STATEMENTS
September 30, 1999 (Continued)

4. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with StockCar Stocks Advisors, LLC (the "Advisor") to provide investment management services to the Fund, pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's daily net assets. For the year ended September 30, 1999, the Advisor received advisory fees of $11,599.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.66% as applied to the Fund's daily net assets. Prior to May 26, 1999 the Advisor received a monthly fee at an annual rate of 0.91%. For the year ended September 30, 1999, the Advisor received Servicing Agreement fees of $18,821.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.16%. The only other expenses incurred by the fund are distribution fees, brokerage fees, taxes, if any, legal fees relating to fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. services as underwriter/distributor of the Fund.

A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for each class of shares. With respect to all shares offered by the Fund, each plan provides that the Fund may pay a servicing or Rule 12b-1 fee of 0.25% of the Fund's average net assets (1/12 of 0.25% monthly) to persons or institutions for performing certain servicing functions for the Funds shareholders. The distribution plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Funds shares, including personal services provided to prospective and existing shareholders. The distribution plans for the Advisor class and the No-load class of shares took effect July 1, 1999 and May 26,1999, respectively.

Certain directors and officers of the Fund are directors and officers of the Advisor.


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REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of StockCar Stocks Mutual Fund, Inc.
Mooresville, North Carolina

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The StockCar Stocks Mutual Fund, Inc. (consisting of the StockCar Stocks Index Fund) and the related statements of operations and of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements and financial highlights provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of the StockCar Stocks Index Fund as of September 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


Tait, Weller & Baker


Philadelphia, Pennsylvania
October 29, 1999


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